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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K
                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15 (d) OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported) January 16, 2003


                                 C-COR.net Corp.
             ------------------------------------------------------
             (Exact name of Registrant as specified in its charter)

                Pennsylvania                0-10726           24-0811591
     ------------------------------- ------------------  --------------------
     (State or other jurisdiction of   (Commission File    (I.R.S. Employer
      incorporation or organization)        Number)       Identification No.)

             60 Decibel Road, State College, Pennsylvania      16801
           ------------------------------------------------ ----------
               (Address of principal executive offices)     (Zip Code)

       Registrant's telephone number, including area code: (814) 238-2461


         (Former name or former address, if changed since last report.)

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Item 7. Financial Statements and Exhibits.

        (c)  Exhibits

        Number     Description of Document
        ------     -----------------------

        99         Press Release dated January 16, 2003 of C-COR.net Corp.


Item 9. Regulation FD Disclosure.

On January 16, 2003, the Registrant issued a press release, which is attached to this Current Report as Exhibit 99 and incorporated herein by reference, announcing its Second Quarter Fiscal Year 2003 results.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                        C-COR.net Corp.
                                        (Registrant)

January 21, 2003                        By: /s/ William T. Hanelly
                                            -------------------------------
                                        Name: William T. Hanelly
                                        Title: Chief Financial Officer,
                                               Secretary and Treasurer

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